UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 20, 2014

                               CANNAPHARMARX, INC.
                              ---------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                   000-27055                24-4635140
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(State or other jurisdiction   (Commission File Number   (IRS Employer Identifi-
     of incorporation)                                         cation No.)

     One Collins Drive, Salem Business Center, Carneys Point, NJ 08069-3640
               --------------------------------------------------
                    (Address of principal executive offices)


                                  720-939-1133
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                            SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

The Company has been notified it has been joined in a lawsuit by a director, Gary Cohen. The Company's subsidiary, CannaPharmRx, Inc., a Colorado corporation, is also named in the lawsuit. The lawsuit was filed in the Circuit Court of the Thirteenth Judicial District in and for Hillsborough County, Florida under Case Number 14-CA-010970 in Division T.

The Company intends to vigorously defend itself and has filed a lawsuit for defamation and tortious interference with business relationships against Gary Cohen in Federal Court in New Jersey regarding Mr. Cohen's libelous statements and efforts to unlawfully interfere with and harm the Company.

The Company's position is that his claims are spurious and ill-founded, and it will continue to defend and countersue Cohen for numerous claims of its own.






























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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CANNAPHARMRARX, INC.
                                     Formerly Golden Dragon Holding Co.


                                     By: /s/ Gerry Crocker
                                         ---------------------------------------
                                         Chief Executive Officer



Date: November 21, 2014























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